Exhibit 10.40

AMENDMENT TO GUARANTY

AND SUBORDINATION AGREEMENTS

THIS AMENDMENT TO GUARANTY AND SUBORDINATION AGREEMENTS (this “Amendment”) is made and entered into effective as of January 1, 2005, by and between Capital Automotive L.P., a Delaware limited partnership, and its related affiliates referenced in the attached Schedule A (“collectively, Landlord”), and Sonic Automotive, Inc., a Delaware corporation (“Guarantor”).

RECITALS:

A.        Landlord, as landlord, and certain affiliates of Guarantor, as tenants, are parties to certain Lease Agreements, as amended, that are more particularly described in Schedule A attached hereto (the “Leases”).

B.        As a material inducement for Landlord to enter into the Leases, Guarantor executed certain corresponding Guaranty and Subordination Agreements (collectively referred to herein as the “Guaranties” or each individually as the “Guaranty”), also described on Schedule A, pursuant to which Guarantor guaranteed performance of all obligations of Tenants under the Leases, including but not limited to payment of rent and all other payments required under each Lease, for the benefit of Landlord.

C.        In each Guaranty, there are certain representations and warranties that the Guarantor makes to the Landlord. The Guarantor requested, and the Landlord agreed to amend the Guaranties to make certain modifications to certain financial covenants contained therein, upon the terms and conditions and as more particularly set forth herein below.

D.        Capitalized terms not defined herein shall have the meanings attributed to such terms in the Guaranty.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Guarantor and Landlord, intending legally to be bound, hereby agree as follows:

1.    Representations, Warranties and Covenants. Section 9(e) of each of the Guaranties is hereby amended by deleting Section 9(e), the “Liquidity Ratio Certification” in its entirety, and substituting in lieu thereof a new Section 9(e), the “Fixed Charge Coverage Ratio” as follows:

“(e)    Fixed Charge Coverage Ratio. (a) Guarantor shall provide to Landlord within forty-five days after the end of each fiscal quarter, a written calculation, prepared by Guarantor and certified by Guarantor’s chief financial officer, evidencing that Guarantor has maintained a Fixed Charge Coverage Ratio of at least 1.25:1 during the past four calendar quarters determined as set for below and, taken as a whole, based on the Quarterly Statements and Annual Statements delivered to Landlord pursuant to Section 9.1(c) above. For purposes of this Guaranty, “Fixed Charge Coverage Ratio” shall mean the ratio of (i) EBITDAR less capital expenditures, to (ii) the sum of (a) Interest Expense plus (b) scheduled amortization of the principle portion of all Indebtedness for money borrowed plus (c) Rentals plus (d) taxes paid in cash during such period by the Guarantor (including its consolidated Subsidiaries). In each case, the Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four quarter period ending on such day.

For purposes of the foregoing the following definitions shall apply:

“Capitalized Lease” of a Person means any lease of property by such Person as lessee, which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Construction Mortgage Line” means that certain credit facility made available by Toyota Motor Credit Corporation pursuant to that certain Master Loan Agreement dated December 31, 2002 among Toyota Motor Credit Corporation, Guarantor and certain Subsidiaries of Guarantor, as amended, modified, extended or restated and all substitutes and replacements therefor.

“Contingent Obligation”, as applied to any Person, means any contractual obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including contractual obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received.

“EBITDAR” shall mean, for any period, on a consolidated basis for Guarantor, the sum of the amounts for such period, without duplication, of:

(i)	Net Income; plus

(ii)	Interest Expenses, to the extent deducted in computing Net Income; plus

(iii)	Charges against income for foreign, federal, state and local taxes, to the extent deducted in computing Net Income; plus

(iv)	Depreciation expense, to the extent deducted in computing Net Income; plus

(v)	Amortization expense, including, without limitation, amortization of goodwill, other intangible assets and transaction costs, to the extent deducted in computing Net Income; plus

(vi)	Other non-cash charges classified as long-term deferrals in accordance with GAAP, to the extent deducted in computing Net Income; plus

(vii)	Rentals, to the extent deducted in computing Net Income;

minus

(i) Extraordinary gains (and any non-recurring unusual gains arising outside the ordinary course of business and not included in extraordinary gains), in accordance with GAAP.

“Indebtedness” of any Person shall mean, without duplication, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on the terms customary in trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances or other instruments, (v) Capitalized Lease Obligations, (vi) reimbursement obligations with respect to letters of credit (other than commercial letters of credit) issued for the account of such Person, (vii) Off Balance Sheet Liabilities, (viii) the Construction Mortgage Line, (ix) Contingent Obligations in respect of obligations of another Person of any type described in the foregoing clauses (i) through (viii). The amount of Indebtedness of any Person at any date shall be without duplication (a) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such Contingent Obligations at such date and (b) in the case of Indebtedness of others secured by a lien to which the property or assets owned or held by such Person is subject, the lesser of the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and the amount of the Indebtedness secured.

“Interest Expense” shall mean, for any period, the total interest expense of the Guarantor and its consolidated Subsidiaries, whether paid or accrued (including the interest component of Capitalized Leases, commitment and letter of credit fees), but excluding Interest Expense not payable in cash (including amortization of discount).

“Net Income” means, for any period, the net earnings (or loss) after taxes of the Guarantor and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

“Off Balance Sheet Liabilities” of a Person means (i) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (ii) any liability under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (iii) any liability under any financing lease or so-called “synthetic” lease transaction, or (iv) any obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

“Person” means any individual, corporation, firm, enterprise, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or other entity of any kind, or any government or political subdivision or any agency, department or instrumentality thereof. “Rentals” of a Person shall mean the aggregate fixed amounts payable by such Person under any lease of real or personal property but does not include any amounts payable under Capitalized Leases of such Person.

“Rentals” of a Person shall mean the aggregate fixed amounts payable by such Person under any lease of real or personal property but does not include any amounts payable under Capitalized Leases of such Person.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Guarantor.”

2. Ratification. Except as otherwise expressly modified by the terms of this Amendment, each Guaranty shall remain unchanged and continue in full force and effect. All terms, covenants and conditions of each Guaranty not expressly modified herein are hereby confirmed and ratified and remain in full force and effect, and, as were amended hereby, constitute valid and binding obligations of Guarantor enforceable according to the terms thereof.

3. Authority. Guarantor hereby covenants and warrants that: (i) the Guarantor is duly organized, validly existing and in good standing under the laws of the State of its organization, (ii) Guarantor has full right and authority to enter into this Amendment, and (iii) the persons signing on behalf of Guarantor is authorized to do so on behalf of each such entity.

4. Binding Effect. All of the covenants contained in this Amendment, including, but not limited to, all covenants of the Guaranty as modified hereby, shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns.

5. Effectiveness. The submission of this Amendment shall not constitute an offer, and this Amendment shall not be effective and binding, unless and until fully executed and delivered by each of the parties hereto.

6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same Amendment.

7. Recitals. The foregoing recitals are intended to be a material part of this Amendment and are incorporated herein by this reference.

IN WITNESS WHEREOF, Guarantor has executed this Amendment as of the date first above written, and Landlord acknowledges and consents to this Amendment.

WITNESS	GUARANTOR:

SONIC AUTOMOTIVE, INC.,
a Delaware corporation

/s/ Michael Dickerson	By:	/s/ Lee Wyatt
Name:
Title:

LANDLORD:

CAPITAL AUTOMOTIVE L.P., a Delaware Limited Partnership

By:	Capital Automotive REIT, its General partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

CARS-DB4, L.P.
a Delaware Limited Partnership

By:	CARS DBSPE4, INC.,
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

CAR FAA II L.L.C.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Title:	Senior Vice President, Chief Financial Officer & Treasurer

CARS CNI-2 L.P.
a Delaware Limited Partnership

By:	CARS CNISPE-2 INC.,
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR 1 MOM L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

CAR 2 MOM L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

MMR HOLDINGS, L.L.C.
a North Carolina limited liability company

By:	CAR MMR L.L.C., its manager its managing member

	By:	Capital Automotive L.P. its general partner

		By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust
Its: General Partner

			By:	/s/ David S. Kay
			Name:	David S. Kay
			Title:	Senior Vice President, Chief Financial Officer & Treasurer

MMR VIKING INVESTMENT ASSOCIATES L.P.
a North Carolina limited partnership

By:	CAR MMR L.L.C., its manager

	By:	Capital Automotive L.P. its managing member

		By:	Capital Automotive REIT its general Partner

			By:	/s/ David S. Kay
			Name:	David S. Kay
			Title:	Senior Vice President, Chief Financial Officer & Treasurer

MMR TENNESSEE, L.L.C.
a North Carolina limited liability company

By:	CAR MMR L.L.C., its manager

	By:	Capital Automotive L.P. its managing member

		By:	Capital Automotive REIT its general Partner

			By:	/s/ David S. Kay
			Name:	David S. Kay
			Title:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SONFREE L.L.C.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P.,
a Delaware Limited Partnership

	By:	Capital Automotive RElT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Title:	Senior Vice President, Chief Financial Officer & Treasurer

CAR BSC L.L.C.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Title:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON CAP CHVY L.LC.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON NSV L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON BAY L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

SRE SOUTH CAROLINA-1, L.L.C.
a South Carolina limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON MAS L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON MAS TN L.L.C.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON MAS GAR L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON NSV II L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON PARR L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON MCKNY II L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON IRON II L.L.C.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON IRON L.L.C.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON NEWSOME II L.L.C.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Its:	Senior Vice President, Chief Financial Officer & Treasurer

SRE MICHIGAN-2, L.L.C.
a Michigan limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON CHAR L.L.C.
a Delaware limited liability company

By:	CAPITAL AUTOMOTIVE L.P., a
Delaware Limited Partnership

	By:	Capital Automotive REIT, a Maryland Real Estate Investment Trust Its: General Partner

		By:	/s/ David S. Kay
		Name:	David S. Kay
		Its:	Senior Vice President, Chief Financial Officer & Treasurer

CAR SON STAR L.P.
a Delaware Limited Partnership

By:	CAR MOM INC.
its general partner

	By:	/s/ David S. Kay
	Name:	David S. Kay
	Its:	Senior Vice President, Chief Financial Officer & Treasurer

Schedule A - Lease Agreements

Landlord	Tenant	Property Name	Property ID	Lease Start Date	Date of Guaranty
CARS-DB4, L.P.	Sonic - Denver T, Inc.	Douglas Motors	CRO-002	3/31/1998	3/17/2003
CAR FAA II L.L.C.	First America Automotive, Inc.	First America - San Rafael	FIR-002	1/15/1999	12/19/2000
CARS-DB4, L.P.	First America Automotive, Inc.	Kramer Honda Volvo	FIR-003 & 004	11/10/1999	1/31/2000
CARS CN1-2 L.P.	Momentum Motor Cars, Ltd.	Momentum Jaguar/Porsche/Saab	MOM-001	9/1/1998	4/16/2004
CARS CN1-2 L.P.	Sonic Momentum B, L.P.	Momentum BMW	MOM-002	12/4/1998	7/1/2004
CARS CN1-2 L.P.	Sonic Momentum B, L.P.	Momentum Paint & Body	MOM-004	9/1/1998	7/1/2004
Capital Automotive LP	Memorial Motorcars, Ltd.	Performance Land Rover	MOM-006	5/17/1999	4/16/2004
CAR 1 MOM, L.P.	SRE Texas-7, L.P.	Momentum/Advantage BMW	MOM-007	7/27/2000	7/1/2004
CAR 2 MOM, L.P.	Richmond Lease Holdings, LLC	Momentum Audi	MOM-010	7/10/2002	4/16/2004
CAR 2 MOM, L.P.	Memorial Motorcars, Ltd.	Advantage Volkswagen Northwest	MOM-011	6/28/2002	8/5/2003
CARS-DB4, L.P.	Motorcars of Clear Lake, L.P.	Clear Lake VW	MOM-012	10/10/2002	8/5/2003
CARS-DB4, L.P.	Sonic Automotive, Inc.	Clearwater Toyota	SON-001 & 002	9/18/1998	7/31/2002
MMR Holdings, LLC	Town & Country Ford, Inc.	Town & Country Ford (Parcel 1)	SON-003	8/13/1999	8/13/1999
MMR Holdings, LLC	Town & Country Ford, Inc.	Town & Country Ford (Parcel 2, Chartown Site)	SON-004	8/13/1999	8/13/1999
MMR Holdings, LLC	Marcus David Corporation, Inc.	Town & Country Toyota	SON-005	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-9103 E. Independence, NC, LLC	Infiniti of Charlotte	SON-006	8/13/1999	8/13/1999
MMR Holdings, LLC	Frontier Oldsmobile-Cadillac, Inc.	Fitzgerald Chevrolet (aka Freedom Chevrolet)	SON-011	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-4000 W. Broad Street, Columbus, Inc.	Westside Dodge	SON-012	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-1500 Auto Mall Drive, Columbus, Inc.	Toyota West	SON-013	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-1400 Auto Mall Drive, Columbus, Inc.	Hatfield Hyundai	SON-014	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-1495 Auto Mall Drive, Columbus, Inc.	Hatfield Lincoln Mercury	SON-015	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-1455 Auto Mall Drive, Columbus, Inc.	Hatfield VW-Jeep-Eagle West	SON-016	8/13/1999	8/13/1999
MMR Viking Investment Associates, LP	Sonic Automotive-5221 I-10 East, Texas, L.P.	Ron Craft Chrysler-Plymouth Jeep (Cass Chrysler)	SON-017	8/13/1999	8/13/1999
MMR Viking Investment Associates, LP	Sonic-Reading, LP	Reading Buick, Pontiac, GMC, Toyota	SON-018	8/13/1999	8/13/1999
MMR Viking Investment Associates, LP	Sonic-Lute Riley, LP	Lute Riley Honda	SON-019	8/13/1999	8/13/1999
MMR Viking Investment Associates, LP	Sonic Automotive of Texas, LP	Lone Star Ford	SON-020	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-1720 Mason Ave., DB, Inc.	Higginbothom Mercedes	SON-023	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive Bondesen, Inc.	Fred Bondesen Chevy-Olds-Cadillac	SON-024	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-1919 N. Dixie Highway, NSB, Inc.	Higginbothom Chevy-Olds	SON-028	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-3741 S. Nova Rd., PO, Inc.	HMC Finance Office Building	SON-029	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic-Shottenkirk, Inc.	Shottenkirk Honda and Pensacola Raw Land Parcel	SON-030 & 069	9/1/1999	9/1/1999
MMR Holdings, LLC	Sonic 5260 Peachtree Industrial Blvd, LLC	Dyer & Dyer Volvo 2	SON-031	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic-Global Imports, LP	Global BMW	SON-032	8/13/1999	8/13/1999
MMR Tennessee, LLC	Sonic Automotive Chattanooga, LLC	BMW-Volvo of Chattanooga	SON-035	8/13/1999	8/13/1999
MMR Tennessee, LLC	Sonic Automotive-6025 International Drive, LLC	Kia-Volkswagon of Chattanooga	SON-036	8/13/1999	8/13/1999
MMR Tennessee, LLC	Sonic 2490 South Lee Hwy, LLC	Cleveland Village Honda	SON-040	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic-North Charleston, Inc.	North Charleston Lincoln-Mercury Hyundai	SON-048	8/17/1999	8/17/1999
MMR Holdings, LLC	Sonic Automotive 2752 Laurens Road, Greenville, Inc.	Century BMW-Greenville	SON-049	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic-Newsome Chevrolet World, Inc.	Newsome Chevrolet World	SON-050	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic-Newsome of Florence, Inc.	Newsome Automotive (BMW, Mercedes)	SON-051	8/13/1999	8/13/1999
MMR Holdings, LLC	Fort Mill Ford, Inc.	Fort Mill Ford	SON-052	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic Automotive-2424 Laurens Road, Greenville, Inc.	Heritage Lincoln-Mercury	SON-054	8/13/1999	8/13/1999
MMR Holdings, LLC	Sonic-Manhattan Fairfax, Inc.	Manhattan BMW of Fairfax	SON-055 & 056	8/13/1999	8/13/1999
CAR SONFREE, LLC	Sonic-FM Automotive, LLC, Sonic FM, Inc., Sonic Freeland, Inc, Sonic-FM Nissan, Inc.	Freeland Auto Park	SON-062,63,64,68	11/4/1999	11/14/1999
CAR BSC, L.L.C.	Sonic-Montgomery FLM, Inc.	Blount Strange Ford Lincoln Mercury	SON-065	3/3/2000	3/3/2000
CAR BSC, L.L.C.	Cobb Pontiac Cadillac, Inc.	Cobb Pontiac Cadillac	SON-066	3/3/2000	3/3/2000
CAR SONFREE, LLC	Sonic-FM Automotive, LLC; Sonic-FM, Inc.; Sonic-Freeland, Inc. and Sonic-FM Nissan, Inc.	Fort Myers Raw Land (Freeland Honda Parking Lot)	SON-062	9/30/2000	11/4/1999
MMR Holdings, LLC	Sonic-Shottenkirk, Inc.	Pensacola Raw Land Parcel (Shottenkirk Honda Lot)	SEE SON-030	9/30/2000	9/1/1999
CAR SON CAP CHVY L.L.C.	SRE Alabama-1, LLC	Capital Chevrolet	SON-070	9/28/2000	9/28/2000
CAR SON NSV, L.P.	Sonic-Carrollton V, L.P.	Volvo of Dallas	SON-071	10/8/2000	10/8/2000
CAR SON BAY L.P.	Sonic Automotive-3401 N. Main, TX, L.P.	Ron Craft Chevrolet-Cadillac/Baytown Ford	SON-072	12/19/2000	12/19/2000
SRE SOUTH CAROLINA-1, LLC	Town & Country Chrsler-Plymouth-Jeep of Rock Hill, Inc.	Fort Mill Ford, Inc./Fort Mill Chrysler Jeep, Inc.	SON-073	12/19/2000	12/19/2000
CARS-DB4, L.P.	Sonic-Fort Worth T, L.P.	McKinney Toyota	SON-074	1/23/2001	1/22/2001

CARS CN1-2 L.P.	Sonic - West Reno Chevrolet, Inc.	City Chevrolet	SON-075	10/16/2001	10/16/2001
CARS-DB4, L.P.	Lawrence Marshall Chevrolet, L.P.	Lone Star Chevrolet	SON-076	10/31/2001	10/29/2001
CAR SON MAS L.P.	Sonic-Plymouth Cadillac, Inc.	Don Massey Cadillac	SON-077	3/29/2002	3/29/2002
CAR SON MAS L.P.	Sonic-Capitol Cadillac, Inc.	Capitol Cadillac	SON-078	3/29/2002	3/29/2002
CAR SON MAS L.P.	Sonic-Englewood M, Inc.	Don Massey Used Car Center & Body Shop	SON-079	3/29/2002	3/29/2002
CAR SON MAS TN L.L.C.	Sonic-Crest Cadillac, LLC	Crest Cadillac	SON-080	3/29/2002	3/29/2002
CAR SON MAS TN L.L.C.	Sonic-Crest H, LLC	Crest Honda World	SON-081	5/20/2002	5/20/2002
CAR SON MAS L.P.	Sonic-North Cadillac, Inc.	Massey Cadillac	SON-082	3/29/2002	3/29/2002
CAR SON MAS L.P.	Sonic-North Cadillac, Inc.	Massey Cadillac (Satellite)	SON-083	3/29/2002	3/29/2002
CAR SON MAS L.P.	Sonic-Sanford Cadillac, Inc.	Massey Cadillac Olds	SON-084	3/29/2002	3/29/2002
CAR SON MAS L.P.	Massey Cadillac, Inc.	Massey Cadillac	SON-085	3/29/2002	3/29/2002
CAR SON MAS L.P.	Massey Cadillac, Inc.	Massey Cadillac Body Shop	SON-086	3/29/2002	3/29/2002
CAR SON MAS L.P.	Arngar, Inc.	Arnold Palmer Cadillac	SON-087	3/29/2002	3/29/2002
CAR SON MAS GAR, L.P.	Sonic-Cadillac D, L.P.	Massey Cadillac	SON-088	6/28/2002	6/28/2002
CARS CN1-2 L.P.	FAA Las Vegas H, Inc.	Honda West	SON-089	3/29/2002	3/29/2002
CAR SON NSV II, L.P.	Sonic-Houston V, L.P.	Volvo of Houston & Volvo Body Shop	SON-090 & 091	3/29/2002	3/29/2002
CAR SON PARR L.P.	Sonic-Frank Parra Autoplex, L.P.	Parra Autoplex	SON-092, 093, 094	7/3/2002	7/2/2002
CARS CN1-2 L.P.	Sonic-Calabasas A, Inc.	Acura 101 West	SON-095	7/16/2002	7/15/2002
CAR SON MCKNY II L.P.	Sonic-Fort Worth T, L.P.	McKinney Toyota New	SON-096	12/23/2002	12/23/2002
CAR SON IRON II L.L.C.	Sonic-Williams Buick, Inc.	Tom Williams Collision Center	SON-097	9/16/2003	9/18/2003
CAR SON IRON L.L.C.	Sonic Development, LLC	Tom Williams Auto Mall	SON-098	9/30/2003	9/30/2003
CAR SON NEWSOME II L.L.C.	Sonic - Newsome Chevrolet World, Inc.	Capitol Chevrolet	SON-099	12/23/2003	12/23/2003
SRE Michigan—2, LLC	Sonic - Ann Arbor Imports, Inc.	BMW of Ann Arbor	SON-100	6/28/2004	6/28/2004
CAR SON CHAR L.L.C.	Sonic Automotive	Infiniti of Charlotte Parking Lot	SON-101	12/30/2004	12/30/2004
CAR SON STAR L.P.	Sonic - LS Chevrolet, L.P.	Lonetree Chevrolet Parking Lot	SON-102	12/30/2004	12/30/2004